UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 4, 2015

Date of Report (Date of earliest event reported)

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 440-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2015, the Board of Directors (the “Board”) of Bonanza Creek Energy, Inc. (the “Company”) adopted the Amended and Restated 2011 Long Term Incentive Plan (the “Amended and Restated LTIP”), subject to stockholder approval. On June 4, 2015, the Company held its annual meeting of stockholders in Denver, Colorado (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Amended and Restated LTIP which (i) provides for an increase in the number of shares of the Company’s common stock available for grant under the Amended and Restated LTIP by 2,250,000; (ii) eliminates all forms of liberal share recycling; (iii) requires a minimum vesting schedule of at least one year for 95% of the awards issued under the Amended and Restated LTIP; (iv) slightly expands the types of performance criteria that may be used for awards that are intended to classify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code; (v) provides for a 50,000 share increase in the maximum number of shares that may be issuable pursuant to awards granted to any individual in any calendar year, from 250,000 to 300,000; and (vi) includes certain housekeeping items. The Amended and Restated LTIP was made effective as of June 4, 2015. A description of the material terms of the Amended and Restated LTIP was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2015 (the “Proxy Statement”). In addition, the foregoing summary is qualified in its entirety by reference to the full text of the Amended and Restated LTIP which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders were requested to: (i) elect three Class III directors to serve on the Board for a term of office expiring at the Company’s 2018 annual meeting of stockholders and until he is either re-elected or his successor is duly elected and qualified; (ii) approve the Company’s Amended and Restated LTIP; (iii) ratify the selection of Hein & Associates LLP to serve as the Company’s independent registered public accounting firm for the 2015 fiscal year; and (iv) approve, on an advisory basis, the executive compensation program for the Company’s named executive officers. The final voting results on proposals considered and voted upon at the Annual Meeting are as follows, each of which is more fully described in the Proxy Statement:

1.

Each Class III director that was up for re-election was elected to a term of three years to expire at the Company’s 2018 annual meeting of stockholders and until he is either re-elected or his successor is duly elected and qualfied. Votes regarding the election of these directors were as follows:

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Richard J. Carty	32,398,427	9,754,449	2,308,905
Marvin M. Chronister	27,658,568	14,494,308	2,308,905
Jeff E. Wojahn	40,763,527	1,389,349	2,308,905

2.	The Board proposal seeking approval of the Amended and Restated LTIP was approved. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,538,351	10,603,207	11,318	2,308,905

3.	Hein & Associates LLP was ratified as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015. The voting results were as follows:

FOR	AGAINST	ABSTAIN
43,274,859	1,171,073	15,849

4.	The Board proposal seeking approval, on an advisory basis, of the compensation program of the Company’s named executive officers was approved. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,467,517	10,656,897	28,462	2,308,905

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

10.1Bonanza Creek Energy, Inc. Amended and Restated 2011 Long Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: June 5, 2015	By:	/s/ Christopher I. Humber
Christopher I. Humber
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Bonanza Creek Energy, Inc. Amended and Restated 2011 Long Term Incentive Plan.